UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22884

                         The Gabelli Global Small and Mid Cap Value Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Small and Mid Cap Value Trust

Annual Report — December 31, 2014

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA         Christopher J. Marangi     Jeffrey J. Jonas, CFA             Kevin V. Dreyer

To Our Shareholders,

For the period from June 23, 2014 through December 31, 2014, the net asset value (“NAV”) total return of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) was (1.2)%, compared with a total return of (2.6)% for the Morgan Stanley Capital International (“MSCI”) World SMID Cap Index. The total return for the Fund’s publicly traded shares was (13.0)%. The Fund’s NAV per share was $11.86, while the price of the publicly traded shares closed at $10.44 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Sincerely yours,

Bruce N. Alpert

President

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)	Since Inception (06/23/14)

Gabelli Global Small and Mid Cap Value Trust
NAV Total Return (b)	(1.17)%
Investment Total Return (c)	(13.00)
MSCI World SMID Cap Index.	(2.60	)(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The MSCI World SMID Cap Index captures mid and small cap representation across 23 developed markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns reflect changes in the NAV per share. Since inception return is based on an initial NAV of $12.00.
(c)	Total returns reflect changes in closing market values on the NYSE. Since inception return is based on an initial offering price of $12.00.
(d)	From June 30, 2014, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2014:

The Gabelli Global Small and Mid Cap Value Trust

U.S. Government Obligations	22.0%
Food and Beverage	13.1%
Health Care	8.5%
Financial Services	6.8%
Automotive: Parts and Accessories	5.2%
Wireless Communications	4.2%
Energy and Utilities: Integrated	4.0%
Business Services	3.6%
Computer Software and Services	2.8%
Specialty Chemicals	2.7%
Telecommunications	2.6%
Diversified Industrial	2.4%
Consumer Products	2.2%
Hotels and Gaming	2.1%
Energy and Utilities: Services	2.1%
Publishing	1.7%
Electronics	1.7%
Retail	1.6%
Entertainment	1.4%
Transportation	1.2%

Energy and Utilities: Electric	1.2%
Aerospace	1.0%
Aviation: Parts and Services	1.0%
Equipment and Supplies	0.8%
Energy and Utilities: Water	0.8%
Cable and Satellite	0.7%
Machinery	0.6%
Environmental Services	0.5%
Energy and Utilities: Natural Gas	0.3%
Broadcasting	0.3%
Real Estate	0.2%
Metals and Mining	0.2%
Manufactured Housing and Recreational Vehicles	0.2%
Consumer Services	0.1%
Closed-End Business Development Company	0.1%
Building and Construction	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 78.0%
	Aerospace — 1.0%
70,000	BBA Aviation plc	$367,135	$392,768
14,500	Kaman Corp.	594,459	581,305

		961,594	974,073

	Automotive: Parts and Accessories — 5.2%
11,500	Brembo SpA	407,100	385,462
42,000	Dana Holding Corp.	921,333	913,080
11,000	Federal-Mogul Holdings Corp.†	178,902	176,990
14,000	Modine Manufacturing Co.†	207,414	190,400
55,000	The Pep Boys - Manny, Moe & Jack†	583,666	540,100
12,000	TRW Automotive Holdings Corp.†	1,233,548	1,234,200
15,300	Visteon Corp.†	1,531,803	1,634,958

		5,063,766	5,075,190

	Aviation: Parts and Services — 1.0%
8,900	B/E Aerospace Inc.†	505,980	516,378
800	Curtiss-Wright Corp.	53,614	56,472
9,000	GenCorp Inc.†	155,825	164,700
5,500	KLX Inc.†.	241,470	226,875

		956,889	964,425

	Broadcasting — 0.3%
7,500	Beasley Broadcast Group Inc., Cl. A	45,749	38,325
10,000	Entravision Communications Corp., Cl. A	47,422	64,800
20,000	ITV plc	68,320	67,082
500	Liberty Broadband Corp., Cl. A†	25,309	25,045
1,500	Liberty Broadband Corp., Cl. C†	73,295	74,730
3,000	Pandora Media Inc.†	68,443	53,490

		328,538	323,472

	Building and Construction — 0.1%
8,000	Vicwest Inc.	89,802	86,349

	Business Services — 3.6%
3,000	Aramark	78,477	93,450
4,000	Ascent Capital Group Inc., Cl. A†	232,168	211,720
1,000	Core-Mark Holding Co. Inc.	50,880	61,930
12,000	Diebold Inc.	442,440	415,680
13,000	Fly Leasing Ltd., ADR	187,902	170,950
23,000	Havas SA	187,664	188,056
21,500	JC Decaux SA	767,214	743,151
12,200	Loomis AB, Cl. B	371,014	353,689
6,300	Macquarie Infrastructure Co. LLC	391,974	447,867

Shares		Cost	Market Value
15,000	Recall Holdings Ltd.	$80,135	$88,049
5,000	Ströeer Media SE	108,939	149,563
6,000	The Brink’s Co.	141,852	146,460
12,000	The Interpublic Group of Companies Inc.	227,975	249,240
17,500	TNT Express NV	137,210	117,336
9,000	UBM plc	72,560	67,766

		3,478,404	3,504,907

	Cable and Satellite — 0.7%
2,400	AMC Networks Inc., Cl. A†	147,139	153,048
2,000	Cogeco Cable Inc.	108,046	123,326
7,500	Intelsat SA†	137,645	130,200
1,483	Liberty Global plc, Cl. A†	66,654	74,454
3,659	Liberty Global plc, Cl. C†	161,871	176,766

		621,355	657,794

	Closed-End Business Development Company — 0.1%
13,000	MVC Capital Inc.	162,180	127,790

	Computer Software and Services — 2.8%
300,000	Advanced Computer Software Group plc	654,523	648,768
8,500	Blucora Inc.†	138,302	117,725
10,000	Carbonite Inc.†	144,450	142,700
5,000	Computer Task Group Inc.	82,853	47,650
10,000	EarthLink Holdings Corp.	36,870	43,900
4,000	EMC Corp.	117,367	118,960
35,000	Global Sources Ltd.†	253,514	222,600
4,000	Internap Corp.†	30,820	31,840
3,000	InterXion Holding NV†	81,282	82,020
6,000	MedAssets Inc.†	136,791	118,560
500	Rocket Internet AG†	28,326	31,092
45,000	Sapient Corp.†	1,114,664	1,119,600

		2,819,762	2,725,415

	Consumer Products — 2.2%
1,500	Avon Products Inc.	20,009	14,085
5,000	Blyth Inc.	35,650	45,750
1,200	Church & Dwight Co. Inc.	80,954	94,572
4,000	Coty Inc., Cl. A	66,714	82,640
4,900	Energizer Holdings Inc.	597,029	629,944
11,400	Hunter Douglas NV	486,899	475,638
200	Kaba Holding AG	98,379	101,086
300	L’Oreal SA	48,139	50,568
12,017	Marine Products Corp.	91,208	101,423
6,000	Shiseido Co. Ltd.	108,513	84,805
17,000	Swedish Match AB	577,452	533,843

		2,210,946	2,214,354

	Consumer Services — 0.1%
1,700	Allegion plc	91,332	94,282

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Services (Continued)
1,200	The ADT Corp.	$41,340	$43,476

		132,672	137,758

	Diversified Industrial — 2.4%
12,000	Ampco-Pittsburgh Corp.	234,320	231,000
1,500	Crane Co.	104,720	88,050
12,000	Griffon Corp.	147,999	159,600
1,200	Haynes International Inc.	59,367	58,200
6,000	Meggitt plc	50,594	48,535
18,000	Myers Industries Inc.	303,666	316,800
1,800	Raven Industries Inc.	45,331	45,000
2,000	Smiths Group plc	43,568	34,227
7,500	Sulzer AG	934,922	799,638
36,000	Toray Industries Inc.	288,924	290,993
7,100	Wartsila OYJ Abp	354,617	318,654

		2,568,028	2,390,697

	Electronics — 1.7%
4,000	Datalogic SpA	49,091	43,078
1,200	Dolby Laboratories Inc., Cl. A	50,925	51,744
35,000	International Rectifier Corp.†	1,384,222	1,396,500
5,000	Sparton Corp.†	144,523	141,700

		1,628,761	1,633,022

	Energy and Utilities: Electric — 1.2%
30,200	Algonquin Power & Utilities Corp.	232,145	250,584
10,000	Cleco Corp.	537,000	545,400
5,000	El Paso Electric Co.	189,922	200,300
6,600	Fortis Inc.	198,159	221,326

		1,157,226	1,217,610

	Energy and Utilities: Integrated — 4.0%
10,000	Hawaiian Electric Industries Inc.	330,909	334,800
85,000	Hera SpA	242,353	200,052
440,000	Talisman Energy Inc.	3,366,620	3,445,200

		3,939,882	3,980,052

	Energy and Utilities: Natural Gas — 0.3%
3,000	National Fuel Gas Co.	213,172	208,590
1,200	Southwest Gas Corp.	62,843	74,172

		276,015	282,762

	Energy and Utilities: Services — 2.1%
9,000	Cameron International Corp.†	533,136	449,550
19,000	Dresser-Rand Group Inc.†	1,556,803	1,554,200
7,000	Weatherford International plc†	159,524	80,150

		2,249,463	2,083,900

Shares		Cost	Market Value
	Energy and Utilities: Water — 0.8%
60,600	Beijing Enterprises Water Group Ltd.	$40,697	$41,340
1,400	Consolidated Water Co. Ltd.	16,458	14,952
22,000	Severn Trent plc	713,518	687,843

		770,673	744,135

	Entertainment — 1.4%
12,093	Media General Inc.	213,627	202,316
2,200	Rentrak Corp.†	113,781	160,204
53,000	Societe d’Edition de Canal +	435,444	375,177
2,100	The Madison Square Garden Co., Cl. A†	128,598	158,046
18,000	Vivendi SA	446,449	450,648

		1,337,899	1,346,391

	Environmental Services — 0.5%
16,500	Progressive Waste Solutions Ltd.	422,884	496,320
6,000	Tomra Systems ASA	48,111	46,290

		470,995	542,610

	Equipment and Supplies — 0.8%
7,000	Blount International Inc.†	112,814	122,990
16,000	Interpump Group SpA	215,667	225,554
12,000	Mueller Industries Inc.	349,307	409,680

		677,788	758,224

	Financial Services — 6.8%
350	Alleghany Corp.†	148,676	162,225
1,250	Credit Acceptance Corp.†	156,104	170,513
13,616	Flushing Financial Corp	267,131	275,996
53,800	GAM Holding AG	986,267	974,049
1,000	H&R Block Inc.	29,721	33,680
41,000	Kinnevik Investment AB, Cl. A	1,418,783	1,362,187
56,000	Kinnevik Investment AB, Cl. B	1,950,509	1,833,969
2,000	Platinum Underwriters Holdings Ltd.	148,454	146,840
23,000	Protective Life Corp.	1,604,780	1,601,950
35,000	Resona Holdings Inc.	186,962	178,799

		6,897,387	6,740,208

	Food and Beverage — 13.1%
8,700	Boulder Brands Inc.†	98,456	96,222
5,000	Britvic plc	58,446	52,564
70,000	Chiquita Brands International Inc.†	1,013,939	1,012,200
260	Chocoladefabriken Lindt & Sprungli AG	1,310,972	1,289,801
47,000	Chr. Hansen Holding A/S	1,923,352	2,094,761
5,000	Coca-Cola Amatil Ltd.	44,127	38,044
2,000	Coca-Cola HBC AG	46,963	38,279
30,000	Cott Corp.	198,600	206,400
122,000	Davide Campari-Milano SpA	951,877	761,753

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
3,000	Dean Foods Co.	$51,759	$58,140
1,200	Diageo plc, ADR	144,137	136,908
5,000	Greencore Group plc	23,371	22,304
1,000	Heineken Holding NV	68,070	62,838
36,000	ITO EN Ltd.	868,872	653,398
600	J & J Snack Foods Corp.	56,239	65,262
9,500	Kerry Group plc, Cl. A	679,157	666,279
40,200	Kikkoman Corp.	850,736	995,435
122,000	Maple Leaf Foods Inc.	2,229,144	2,044,534
60,000	Parmalat SpA	181,966	173,522
11,000	Post Holdings Inc.†	444,294	460,790
1,400	Remy Cointreau SA	118,654	93,784
1,500	SABMiller plc	83,741	78,577
1,600	Snyder’s-Lance Inc.	42,943	48,880
1,800	Symrise AG	97,498	109,188
400	The J.M. Smucker Co.	42,329	40,392
7,000	Treasury Wine Estates Ltd.	33,619	27,260
600	TreeHouse Foods Inc.†	45,838	51,318
30,200	Tsingtao Brewery Co. Ltd., Cl. H	231,701	204,847
215,000	Vitasoy International Holdings Ltd.	279,435	311,078
18,800	Yakult Honsha Co. Ltd.	968,304	1,001,369

		13,188,539	12,896,127

	Health Care — 8.5%
49,174	AdCare Health Systems Inc.†	237,572	197,188
3,500	Akorn Inc.†	125,004	126,700
12,000	Alere Inc.†	455,455	456,000
5,000	Auxilium Pharmaceuticals Inc.†	153,182	171,925
90,000	Avanir Pharmaceuticals Inc.†	1,526,183	1,525,500
30,000	BioScrip Inc.†	234,105	209,700
10,000	BioTelemetry Inc.†	70,646	100,300
5,000	CareFusion Corp.†	282,511	296,700
13,000	Cubist Pharmaceuticals Inc.†	1,305,773	1,308,450
4,000	Gerresheimer AG	276,280	217,568
3,500	Health Net Inc.†	151,011	187,355
1,000	ICU Medical Inc.†	60,970	81,900
7,500	iKang Healthcare Group Inc., ADR†	133,343	112,800
10,000	Innate Pharma SA†	118,971	95,594
36,200	Liberator Medical Holdings Inc.	131,198	104,980
2,145	Mallinckrodt plc†	159,186	212,419
4,000	Medivir AB, Cl. B†	81,088	50,413
4,500	Mindray Medical International Ltd., ADR	126,109	118,800
3,000	Myriad Genetics Inc.†	106,705	102,180
35,000	NeoGenomics Inc.†	112,459	145,950
5,000	Orthofix International NV†	173,722	150,300

Shares		Cost	Market Value
500	Patterson Companies Inc.	$23,463	$24,050
1,250	Perrigo Co. plc	180,734	208,950
28,000	Prosensa Holding NV†	525,872	525,000
7,000	Quality Systems Inc.	113,173	109,130
5,000	Rhoen Klinikum AG	164,017	140,336
15,000	SurModics Inc.†	305,473	331,500
14,300	Synergy Health plc	418,904	463,591
1,250	The Cooper Companies Inc.	169,856	202,613
4,500	Trinity Biotech plc, ADR	84,818	78,795
30,000	Uroplasty Inc.†	62,247	61,800
5,000	WuXi PharmaTech Cayman Inc., ADR†	171,750	168,350
1,000	Zoetis Inc.	35,770	43,030

		8,277,550	8,329,867

	Hotels and Gaming — 2.1%
13,000	International Game Technology	200,908	224,250
685,000	Mandarin Oriental International Ltd.	1,294,059	1,147,375
7,000	Ryman Hospitality Properties Inc	351,165	369,180
220,000	The Hongkong & Shanghai Hotels Ltd.	312,081	326,256

		2,158,213	2,067,061

	Machinery — 0.6%
4,000	Astec Industries Inc.	152,661	157,240
300	Bucher Industries AG	99,828	75,106
15,000	CNH Industrial NV	124,634	121,610
6,000	Xylem Inc.	228,548	228,420

		605,671	582,376

	Manufactured Housing and Recreational Vehicles — 0.2%
2,000	Cavco Industries Inc.†	147,003	158,540

	Metals and Mining — 0.2%
3,000	Labrador Iron Ore Royalty Corp.	76,671	48,029
1,500	Randgold Resources Ltd., ADR	125,262	101,115

		201,933	149,144

	Publishing — 1.7%
1,750	Graham Holdings Co., Cl. B	1,246,045	1,511,493
7,000	Journal Communications Inc., Cl. A†	63,063	80,010
6,000	News Corp., Cl. B†	99,320	90,480

		1,408,428	1,681,983

	Real Estate — 0.2%
3,000	Forest City Enterprises Inc., Cl. A†	60,048	63,900
5,000	GAGFAH SA†	110,131	111,930

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Real Estate (Continued)
2,299	Griffin Land & Nurseries Inc.	$64,399	$69,108

		234,578	244,938

	Retail — 1.6%
800	AutoNation Inc.†	45,104	48,328
400	Biglari Holdings Inc.†	142,633	159,804
1,500	Copart Inc.†	54,557	54,735
8,000	CST Brands Inc.	274,919	348,880
1,900	Groupe Fnac†	77,485	95,413
11,000	Hertz Global Holdings Inc.†	261,410	274,340
3,000	Kohl’s Corp.	158,548	183,120
1,200	Murphy USA Inc.†	58,913	82,632
1,300	Outerwall Inc.†	77,908	97,786
2,800	Penske Automotive Group Inc.	107,266	137,396
2,000	Sally Beauty Holdings Inc.†	52,415	61,480
500	Zalando SE†	11,713	15,428

		1,322,871	1,559,342

	Specialty Chemicals — 2.7%
10,000	Auriga Industries A/S, Cl. B†	538,919	499,638
44,500	Chemtura Corp.†	1,080,990	1,100,485
600	FMC Corp.	41,448	34,218
6,000	H.B. Fuller Co.	245,680	267,180
10,000	Huntsman Corp.	255,429	227,800
4,000	International Flavors &
	Fragrances Inc.	398,294	405,440
1,500	Sensient Technologies Corp.	81,255	90,510
5,000	SGL Carbon SE†	81,362	83,010

		2,723,377	2,708,281

	Telecommunications — 2.6%
97,700	Eltek ASA	151,651	152,062
6,000	Hellenic Telecommunications Organization SA, ADR†	41,840	32,160
117,000	Jazztel plc†	1,813,782	1,776,781
800	Loral Space & Communications Inc.†	54,552	62,968
100,000	Portugal Telecom SGPS SA	282,757	104,549
39,000	Sky Deutschland AG†	310,736	317,131
20,000	Telekom Austria AG	129,530	133,566

		2,784,848	2,579,217

	Transportation — 1.2%
5,000	GATX Corp.	300,999	287,700
27,500	Navistar International Corp.†	941,201	920,700

		1,242,200	1,208,400

	Wireless Communications — 4.2%
3,650,000	Cable & Wireless Communications plc	2,891,785	2,823,970

Shares		Cost	Market Value

17,600	Millicom International Cellular SA, SDR	$1,510,253	$1,315,109

		4,402,038	4,139,079

	TOTAL COMMON STOCKS	77,497,274	76,815,493

	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
1,518	The Phoenix Companies Inc., 7.450%	37,464	37,525

	RIGHTS — 0.0%
	Broadcasting — 0.0%
100	Liberty Broadband Corp., expire 01/ 09/15†	0	950

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 22.0%
$21,666,000	U.S. Treasury Bills, 0.040% to 0.060%††, 01/15/15 to 04/16/15	21,665,099	21,665,420

TOTAL INVESTMENTS — 100.0%		$99,199,837	98,519,388

Other Assets and Liabilities (Net)			(662,682)

NET ASSETS — COMMON STOCK
(8,250,336 common shares outstanding)			$97,856,706

NET ASSET VALUE PER COMMON SHARE
($97,856,706 ÷ 8,250,336 shares outstanding)			$11.86

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	65.3%	$64,349,303
Europe	28.3	27,846,395
Japan	3.3	3,204,800
Asia/Pacific	2.6	2,584,198
Latin America	0.5	534,692

Total Investments	100.0%	$98,519,388

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Assets and Liabilities December 31, 2014

Assets:
Investments, at value (cost $99,199,837)	$98,519,388
Foreign currency, at value (cost $1,015,132)	989,185
Cash	611,363
Dividends and interest receivable	67,896
Prepaid expenses	3,616

Total Assets	100,191,448

Liabilities:
Payable for Fund shares repurchased	88,659
Payable for investments purchased	1,996,094
Payable for investment advisory fees	83,086
Payable for payroll expenses	30,385
Payable for accounting fees	11,250
Other accrued expenses	125,268

Total Liabilities	2,334,742

Net Assets Attributable to Common Shareholders	$97,856,706

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$98,588,275
Accumulated net investment loss	(4,551)
Accumulated net realized loss on investments and foreign currency transactions	(19,566)
Net unrealized depreciation on investments	(680,449)
Net unrealized depreciation on foreign currency translations	(27,003)

Net Assets	$97,856,706

Net Asset Value per Common Share:
($97,856,706 ÷ 8,250,336 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.86

Statement of Operations For the Period Ended December 31, 2014 (a)

Investment Income:
Dividends (net of foreign withholding taxes of $9,017)	$223,458
Interest	11,880

Total Investment Income	235,338

Expenses:
Investment advisory fees	512,192
Shareholder communications expenses	113,951
Payroll expenses	44,769
Custodian fees.	38,048
Legal and audit fees	26,800
Accounting fees	23,500
Trustees’ fees	22,750
Shareholder services fees	6,330
Interest expense	128
Miscellaneous expenses	21,986

Total Expenses	810,454

Net Investment Loss	(575,116)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	119,137
Net realized loss on foreign currency transactions	(25,492)

Net realized gain on investments and foreign currency transactions	93,645

Net change in unrealized depreciation:
on investments	(680,449)
on foreign currency translations	(27,003)

Net change in unrealized depreciation on investments and foreign currency translations	(707,452)

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency	(613,807)

Net Decrease in Net Assets Resulting from Operations	(1,188,923)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(1,188,923)

(a)	The Gabelli Global Small and Mid Cap Value Trust commenced investment operations on June 23, 2014.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

Period Ended
December 31, 2014(a)
Operations:
Net investment loss	$(575,116)
Net realized gain on investments and foreign currency transactions	93,645
Net change in unrealized depreciation on investments and foreign currency translations	(707,452)

Net Decrease in Net Assets Resulting from Operations.	(1,188,923)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	99,229,373
Net decrease from repurchase of common shares	(283,744)

Net Increase in Net Assets from Fund Share Transactions	98,945,629

Net Increase in Net Assets Attributable to Common Shareholders	97,756,706

Net Assets Attributable to Common Shareholders:
Beginning of period.	100,000

End of period (including undistributed net investment income of $0)	$97,856,706

(a)	The Gabelli Global Small and Mid Cap Value Trust commenced investment operations on June 23, 2014.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout the period:

	Period Ended
	December 31, 2014(a)
Operating Performance:
Net asset value, beginning of period	$12.00

Net investment loss	(0.07)
Net realized and unrealized loss on investments and foreign currency transactions	(0.07)

Total from investment operations	(0.14)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.14)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.00	(b)

Total from Fund share transactions	0.00	(b)

Net Asset Value Attributable to Common Shareholders, End of Period	$11.86

NAV total return †	(1.17)%

Market value, end of period	$10.44

Investment total return ††	(13.00)%

Ratios to Average Net Assets and Supplemental Data:
Net assets end of period (in 000’s)	$97,857
Ratio of net investment income to average net assets	(1.12	)%(c)
Ratio of operating expenses to average net assets	1.58	%(c)
Portfolio turnover rate	20.0%

†	Based on net asset value per share. Total return for a period of less than one year is not annualized.
††	Based on market value per share. Total return for a period of less than one year is not annualized.
(a)	The Gabelli Global Small and Mid Cap Value Trust commenced investment operations on June 23, 2014.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) is a diversified closed-end management investment company organized as a Delaware statutory trust on August 19, 2013 and registered under the 1940 Act. Investment operations commenced on June 23, 2014. The Fund had no operations prior to June 23, 2014, other than matters relating to its organization and registration as a closed end management company under the 1940 Act, and the sale of 8,333 common shares for $100,000 on January 22, 2014 to The Gabelli Dividend & Income Trust (“the Trust”). On June 23, 2014, the Trust contributed $99,229,373 in cash in exchange for 8,269,115 shares of the Fund, and on the same date distributed such shares to the holders of record on June 16, 2014 at the rate of one common share of the Fund for every ten common shares of the Trust.

The Fund’s investment objective is to seek long term growth of capital. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium sized market capitalizations (“small cap” and “mid cap” companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the U.S. and in at least three countries.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$76,815,493	—	$76,815,493
Preferred Stocks (a)	37,525	—	37,525
Rights (a)	950	—	950
U.S. Government Obligations	—	$21,665,420	21,665,420

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$76,853,968	$21,665,420	$98,519,388

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

respect to the Fund. A Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses and adjustments of current year net operating losses. These reclassifications have no impact on the NAV of the Fund. For the period ended December 31, 2014, reclassifications were made to decrease accumulated net investment loss by $570,565 and decrease accumulated net realized gain on investments and foreign currency transactions by $113,211, with an offsetting adjustment to paid-in capital.

No distributions were made during the period ended December 31, 2014.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments and foreign currency translations	$(731,569)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

At December 31, 2014, the temporary differences between book basis and tax basis net unrealized depreciation on investments were primarily due to wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$99,223,954	$2,422,125	$(3,126,691)	$(704,566)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the period ended December 31, 2014, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2014, the Adviser has reviewed the open tax year and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns will remain open for three fiscal years, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the period ended December 31, 2014, the Fund paid brokerage commissions on security trades of

$35,206 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the period ended December 31, 2014, the Fund paid or accrued $23,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the period ended December 31, 2014, the Fund paid or accrued $44,769 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000, the Proxy Voting Committee Chairman receives an annual fee of $1,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

4. Portfolio Securities. Purchases and sales of securities during the period ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $85,901,276, and $8,829,105, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the period ended December 31, 2014, the Fund repurchased and retired 27,112 of its common shares at a cost of $283,744 and an average discount of 11.91% from its net asset value.

Transactions in common shares were as follows:

	Period Ended December 31, 2014(a)
	Shares	Amount
Initial seed capital	8,333	$100,000
Additional shares issued in conjunction with the spin-off from the Trust.	8,269,115	99,229,373
Decrease from repurchase of common shares	(27,112)	(283,744)

Net increase from issuance and repurchase of common shares	8,250,336	$99,045,629

(a)    The Gabelli Global Small and Mid Cap Value Trust commenced investment operations on June 23, 2014.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Global Small and Mid Cap Value Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period June 23, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2015

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Small and Mid Cap Value Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 72	Since 2013***	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 79	Since 2013*	37	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 76	Since 2013***	21	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Frank J. Fahrenkopf, Jr. Trustee Age: 75	Since 2013*	8	Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Kuni Nakamura Director Age: 46	Since 2013**	14	President of Advanced Polymer, Inc. (chemical wholesale company); President of KEN Enterprises, Inc.	—

Salvatore J. Zizza Trustee Age: 69	Since 2013**	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005- 2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2013	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Vice President and Secretary Age: 42	Since 2014	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2013	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since 2014	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

Wayne C. Pinsent, CFA Vice President and Ombudsman Age: 29	Since 2014	Vice President and Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Research Analyst for G.research, Inc. since 2010; Marketing for GAMCO Investors Inc. 2008-2010

Camillo Schmidt-Chiari Assistant Vice President and Ombudsman Age: 34	Since 2014	Assistant Vice President and Ombudsman of The Gabelli Global Small and Mid Cap Value Trust; Research Analyst for G.research, Inc. 2012-2014; Research Analyst for Gabelli Partners 2009-2012

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. However, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Global Small and Mid Cap Value Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Global Small and Mid Cap Value Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Global Small and Mid Cap Value Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGZX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST
One Corporate Center
Rye, NY 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Wayne C. Pinsent, CFA

Vice President & Ombudsman

Camillo Schmidt-Chiari

Assistant Vice President &

Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher

& Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGZ Q4/2014

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for 2013 and $18,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2013 and $3,880 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $246,060 for 2013 and $304,860 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Salvatore Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-Operations

-Legal Department

-Proxy Department

-Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.   Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.  In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.   Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5.   VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.   Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.   If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.   In the case of a proxy contest, records are maintained for each opposing entity.

9.   Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2014. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies:	26	26.5B	6	5.3B
	Other Pooled Investment Vehicles:	15	634.6M	13	626.7M
	Other Accounts:	1,658	18.7B	23	2.4B

Kevin V. Dreyer	Registered Investment Companies:	6	8.2B	2	4.2B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	323	1.1B	1	9.2B

Jeffrey Jonas	Registered Investment Companies:	3	6.3B	1	2.4B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	44	65.8M	2	24.7M

Christopher J. Marangi	Registered Investment Companies:	6	8.9B	3	4.5B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	329	1.2B	2	21.2M

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.   As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.   As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi over $1,000,000, $10,001-$50,000, $10,001-$50,000, and $10,001-$50,000, respectively of shares of the Trust as of December 31, 2014.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/14 through 07/31/14	Common – N/A Preferred–N/A	Common – N/A Preferred– N/A	Common – N/A Preferred– N/A	Common – 8,271,048 Preferred– N/A

Month #2 08/01/14 through 08/31/14	Common – N/A Preferred– N/A	Common – N/A Preferred – N/A	Common – N/A Preferred– N/A	Common – 8,271,048 Preferred– N/A

Month #3 09/01/14 through 09/30/14	Common – N/A Preferred–N/A	Common – N/A Preferred– N/A	Common – N/A Preferred– N/A	Common – 8,271,048 Preferred– N/A

Month #4 10/01/14 through 10/31/14	Common – N/A Preferred– N/A	Common – N/A Preferred– N/A	Common – N/A Preferred– N/A	Common - 8,271,048 Preferred–N/A

Month 11/01/14 through 0511/30/14	Common – N/A Preferred– N/A	Common –N/A Preferred–N/A	Common – N/A Preferred– N/A	Common –8,271,048 Preferred–N/A

Month #6 12/01/14 through 12/31/14	Common – 20,712 Preferred– N/A	Common – $10.3308 Preferred– N/A	Common –20,712 Preferred– N/A	Common –8,271,048 –20,712 = 8,250,336 Preferred– N/A

Total	Common – 20,712 Preferred– N/A	Common –$10.3308 Preferred – N/A	Common –20,712 Preferred – N/A	8,250,336

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Global Small and Mid Cap Value Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2015

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/09/2015

* Print the name and title of each signing officer under his or her signature.